UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

            Nevada                     000-50028                 46-0484987
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                               WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

            Nevada                     333-98369                 88-0494878
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

              3131 Las Vegas Boulevard South
                    Las Vegas, Nevada                                89109
(Address of principal executive offices of each registrant)       (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On March 28, 2006, the Compensation Committee of the Board of Directors of Wynn Resorts, Limited approved performance criteria for the payment of bonuses for the calendar year 2006 to participants in its Performance Based Incentive Plan for Executive Officers (the "Incentive Plan"). The Incentive Plan is an annual bonus plan designed to provide certain senior executive officers with incentive compensation based upon the achievement of pre-established performance goals. The performance bonus criterion for calendar year 2006 is described in Exhibit 10.1 hereto, which is incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits:

            Exhibit
            Number         Description
            ------         -----------

            10.1 Description of Performance Based Incentive Plan Bonus Criteria for Calendar Year 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 29, 2006

                                                Wynn Resorts, Limited



                                                By: /s/ John Strzemp
                                                    ----------------------------
                                                    John Strzemp
                                                    Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 29, 2006

                                                WYNN LAS VEGAS, LLC

                                                By: Wynn Resorts Holdings, LLC,
                                                      its sole member

                                                By: Wynn Resorts, Limited, its
                                                      sole member


                                                By: /s/ John Strzemp
                                                    ----------------------------
                                                    John Strzemp
                                                    Chief Financial Officer